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                                                Filed Pursuant to Rule 424(b)(5)
                                                Registration No.:333-108551

SUPPLEMENT DATED MARCH 31, 2004
(TO PROSPECTUS SUPPLEMENT DATED MARCH 26, 2004
TO PROSPECTUS DATED MARCH 26, 2004)



                           $166,147,000 (APPROXIMATE)

                ABFC ASSET-BACKED CERTIFICATES, SERIES 2004-AHL1
                        ASSET BACKED FUNDING CORPORATION
                                    Depositor


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         With respect to the discussion of the Structuring Assumptions in subsection (x) of the eighth paragraph under "Yield, Prepayment and Maturity Considerations -- Weighted Average Lives" on page S-66 of the Prospectus Supplement, the reference to April 2004 is deleted and replaced with March 2004.

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         Capitalized terms used but not defined herein have the meanings assigned them in the accompanying prospectus supplement.